UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 2, 2019

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares ($0.01 par value)	CBB	New York Stock Exchange
Depositary Shares, each representing 1/20 interest in a Share of 6 ¾% Cumulative Convertible Preferred Stock, without par value	CBB.PB	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 2, 2019. The final voting results for each of the proposals submitted for a vote of the shareholders are set forth below.
Proposal 1 - Election of Directors
The shareholders elected the following ten (10) Company nominees for director to serve a one-year term until the 2020 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The voting results were as follows:

	For	Withheld	Abstain	Broker Non-Votes
Meredith J. Ching	24,342,960	269,182	3,892,077	11,095,120
Walter A. Dods, Jr.	24,329,388	265,933	3,908,898	11,095,120
John W. Eck	24,347,591	281,786	3,874,842	11,095,120
Leigh R. Fox	24,241,360	417,729	3,845,130	11,095,120
Jakki L. Haussler	24,214,605	415,363	3,874,251	11,095,120
Craig F. Maier	24,194,877	434,544	3,874,798	11,095,120
Russel P. Mayer	24,350,915	278,774	3,874,530	11,095,120
Theodore H. Torbeck	24,346,963	310,770	3,846,486	11,095,120
Lynn A. Wentworth	24,211,000	419,131	3,874,088	11,095,120
Martin J. Yudkovitz	24,321,349	277,231	3,905,639	11,095,120
In connection with the election of directors at the Annual Meeting, Ms. Lynn A. Wentworth assumed the role as Chairman of the Board.
Proposal 2 - Executive Compensation - “Say-on-Pay”
The shareholders voted as follows to provide advisory approval of the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
27,829,785	470,212	204,222	11,095,120
Proposal 3 - Ratification of Auditor
The shareholders voted as follows to ratify the Audit and Finance Committee’s appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain
38,901,979	534,004	163,356

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	May 8, 2019	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel